                       OPPENHEIMER ENTERPRISE FUND
                Supplement dated December 9, 2002 to the
                    Prospectus dated October 23, 2002

The Prospectus is changed as follows:

1.    The  paragraphs  on page 3 captioned  "What Does the Fund Mainly  Invest
In?"; "How Does the Portfolio  Manager Decide What Securities to Buy or Sell?"
and "Who Is the Fund  Designed  For?"  under the  section  titled  "The Fund's
Investment  Objectives  and  Strategies"  are  deleted and  replaced  with the following:

WHAT DOES THE FUND  MAINLY  INVEST  IN? The Fund  invests  mainly in common
stocks  of   "growth"   companies.   These  may  be  newer   companies   or
established  companies  of any  capitalization  range  that  the  portfolio manager  believes  have  favorable  growth  prospects.  The Fund may invest without limit in companies in any  capitalization  range.  The Fund focuses mainly on domestic companies, but may buy foreign stocks as well.

HOW DOES THE PORTFOLIO MANAGER DECIDE WHAT SECURITIES TO BUY OR SELL? The
Fund's portfolio manager uses fundamental analysis, relying on internal and external research and analysis, to look for growth companies. He generally considers a company's financial statements, interviews with management, and analysis of the company's operations and product developments. He also evaluates research on particular industries, market trends and general economic conditions. The portfolio manager focuses on factors that may vary in particular cases and over time. Currently, the portfolio manager looks for:

o     Companies with a history of positive revenue and earnings growth,
o     Companies with management the portfolio manager believes have demonstrated an ability to handle growth,
o     Companies with growth rates that the portfolio manager believes are sustainable over time.

WHO IS THE FUND DESIGNED FOR? The Fund is designed for investors seeking capital appreciation in their investment over the long term. Investors in the
Fund should be willing to assume the greater risks of short-term share price fluctuations that are typical for a growth fund. Since the Fund does not seek income and the income from its investments will likely be small, it is not designed for investors needing current income. Because of its focus on long-term growth, the Fund may be appropriate for a portion of a retirement plan investment. The Fund is not a complete investment program.

December 9, 2002                                      PS0885.029